CHOICE HOTELS INTERNATIONAL

Cambria Suites by Choice Hotels® Comfort Suites® Comfort Inn® Sleep Inn® Clarion® Ascend Collection®

Quality® MainStay Suites® Suburban® Econo Lodge® Rodeway Inn®

Quality Inn
EconoLodge

Investor Presentation June 2013 Exhibit 99.1

Investor Presentation
Disclaimer
Certain matters discussed throughout all of this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, our use of words such as “expect,”
“estimate,” “believe,” “anticipate,” "should,“ “will,” “forecast,” “plan,” project,” “assume” or similar words of futurity identify such forward-looking statements. These forward-looking statements are based on management's current beliefs, assumption and expectations regarding future events, which in turn are based on information currently available to management. Such statements may relate to projections of the company’s revenue, earnings and other financial and operational measures, company debt levels, ability to repay outstanding indebtedness, payment of dividends, and future operations, among other matters. We caution you not to place undue reliance on any such forward-looking statements. Forward-looking statements do not guarantee future performance and involve known and unknown risks, uncertainties and other factors.
Several factors could cause actual results, performance or achievements of the company to differ materially from those expressed in or contemplated by the forward-looking statements. Such risks include, but are not limited to, changes to general, domestic and foreign economic conditions; operating risks common in the lodging and franchising industries; changes to the desirability of our brands as viewed by hotel operators and customers;
changes to the terms or termination of our contracts with franchisees; our ability to keep pace with improvements in technology utilized for reservations systems and other operating systems; fluctuations in the supply and demand for hotels rooms; the outcome of litigation; and our ability to effectively manage our indebtedness. These and other risk factors are discussed in detail in the Risk Factors section of the company’s Form 10-K for the year ended
December 31, 2012, filed with the Securities and Exchange Commission on February 28, 2013.  We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

3 Investor Presentation Company overview

South America 1.5%
Mexico 0.5%
Central America 0.3%
Asia Pacific 4.5%
Canada 5.1%
Europe 9.0%
United States & Caribbean 79.1%

Extended Stay 3%
Upscale 2%
Economy 18%
Upper midscale 45%
Midscale 32%

CHOICE HOTELS INTERNATIONAL

Investor Presentation
Choice Hotels overview
Growing US hotel market share
– 9.7% share of branded US hotels (+60 basis points over
trailing 5 years)*
– 2     largest U.S. hotelier*
Well-known, diversified brands
Global pipeline of 476 hotels
Stable, profitable, long-term growth throughout economic cycles
Cumulative free cash flows of ~$1.5 billion since 1997
– $2.1 billion returned to shareholders through share
repurchases and quarterly and special cash dividends
Capital “light” model generates strong after-tax returns on invested capital
Strong, growing, global hotel franchising
business
Highly attractive business model with strong
financial returns
Chain scale mix by rooms (Domestic Q1 2013)
Geographic property distribution by rooms (Q1 2013)
Source: Choice Internal Data as of March 31, 2013
* Based on number of hotels as March 31, 2013 (Smith Travel Research)
nd

Canada
Hotels open 309
Hotels under development 30
Rooms open & under dev. 28,184
Europe
Hotels open 422
Hotels under development 21
Rooms open & under dev. 47,121
United States & Caribbean
Hotels open 5,091
Hotels under development 395
Rooms open & under dev. 426,886
Central America
Hotels open 14
Hotels under development 5
Rooms open & under dev. 1,897
Asia Pacific
Hotels open 346
Hotels under development 18
Rooms open & under dev. 23,427
Mexico
Hotels open 21
Hotels under development 4
Rooms open & under dev. 2,717
Middle East
Hotels open 1
Hotels under development 0
Rooms open & under dev. 70
South America
Hotels open 60
Hotels under development 3
Rooms open & under dev. 8,051

CHOICE HOTELS INTERNATIONAL

5 Investor Presentation Diversified global footprint* Source: Choice internal data *As of March 31, 2013. The Company includes its Caribbean properties within domestic operating statistics.

Ascend Collection Cambria Suites
	Comfort Inn Comfort Suites Clarion
	Sleep Inn Quality
	MainStay Suites Suburban
	Econo Lodge Rodeway Inn

CHOICE HOTELS INTERNATIONAL

Investor Presentation Investor Presentation
Portfolio overview
Brand Number of properties Number of rooms Occupancy (%)
Average daily room rate
(ADR) RevPAR
Upscale
63 5,481 65.2% $115.20 $75.09
19 2,221 NA NA NA
Upper
Midscale
1,332 104,159 59.7% 81.99 48.95
597 46,079 62.2% 85.88 53.43
190 27,268 50.1% 75.06 37.57
Midscale
382 27,685 57.0% 72.91 41.57
1,172 99,090 51.8% 69.51 36.00
Extended Stay
41 3,165 69.1% 70.22 48.52
63 7,241 70.0% 41.99 29.38
Economy
811 49,244 48.5% 56.05 27.19
421 24,269 50.9% 53.45 27.18
Total / Average 5,091 395,902 55.8% $73.89 $41.19
International 1,173 104,474
Total 6,264 500,376
Note: Number of properties and rooms are as of March 31, 2013;  Operating statistics are for the trailing twelve months ended March 31, 2013.
Source: Company’s public filings, management data

CAGR – 2.2%
5,620
5,866
6,032
6,128
6,174
6,264
Q1 2008
Q1 2009
Q1 2010
Q1 2011
Q1 2012
Q1 2013

New Construction
Conversion
24
39
69
79
45
37
9
25
15
23
30
Upscale
Midscale
Extended Stay
Economy

CHOICE HOTELS INTERNATIONAL

Investor Presentation Investor Presentation
Franchise portfolio growth
Worldwide hotels* Domestic pipeline*
Worldwide unit growth has increased at a CAGR of
2.2% over the last 5 years
Executed a total of 492 new domestic hotel
franchise contracts during the trailing twelve
months ended March 31, 2013, a 45% increase
over the prior year
Current domestic pipeline consists of 395 hotels
representing 30,984 rooms
232 hotels under construction or awaiting
development
163 hotels awaiting conversion
* As of March 31, 2013
Source: Company’s public filings

Investor Presentation Investor Presentation
Strategy for Choice’s brands, growth and shareholders
Improve and Grow Brands
– Increase portfolio profitability of the Comfort brand family
– Refresh Sleep Inn to improve long-term brand growth potential
– Invest in and expand emerging brands/segments – Cambria, Ascend, International
Capture Greater Share of Reservations Via Central Channels
– Grow Choice Privileges loyalty program – target 2.0 million new members in 2013
– Continue to enhance ChoiceHotels.com to increase traffic and conversion
Allocate Free Cash Flows To “Best And Highest” Use
– Continue effective long-term capital allocation practices by optimizing balance sheet leverage, share repurchase and dividend policy
– Leverage financial capacity/strength to support expansion of emerging brands
– Evaluate opportunities to enter new segments that leverage core competencies (i.e. Sky Touch)
– Invest in IT infrastructure to shore up value proposition for international properties

9 Investor Presentation Investment highlights

Established hotel franchising platform with global scale
Resilient fee-for service business model with stable cash flows
Strong, growing loyalty program
Effective central reservation system
Strong pipeline expected to continue to grow as global economy improves
Asset light franchising model with strong returns on investment
Strong and growing brand awareness
CHOICE HOTELS INTERNATIONAL

CHOICE HOTELS INTERNATIONAL

10 Investor Presentation Investor Presentation Investment highlights

# of hotels
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
7,380
6,264
4,608
3,900
3,822
3,516
1,146
1,077
508
WYN
CHH
IHG
Hilton
MAR
ACC
HOT
Carlson
H

# of rooms
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
674,024
663,163
650,000
631,800
500,376
450,487
340,915
166,245
137,051
IHG
MAR
Hilton
WYN
CHH
ACC
HOT
Carlson
H

CHOICE HOTELS INTERNATIONAL

Investor Presentation Investor Presentation
Established hotel franchising platform with global
scale
One of the largest hoteliers…
… with a significant number of rooms in the portfolio
Source: Various public companies’ filings as of March 31, 2013, except for Hilton, Accor and Carlson which are as of December 31, 2012.

($ in millions)
15.0%
10.0%
5.0%
0.0%
(5.0%)
(10.0%)
(15.0%)
(20.0%)
$350
$300
$250
$200
$150
$100
$50
$0
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
CHH RevPAR
STR Chain Scale (Supply Weighted)
Industry RevPAR
CHH Franchising Revenue

CHOICE HOTELS INTERNATIONAL

12 Investor Presentation Resilient fee-for-service business model with stable cash flows Source: Smith Travel Research, Management data, December 2012

(members in millions)
71
41
41
29
17
14
10
IHG
MAR
HOT
WYN
CHH
H
ACC

8.3%
10.0%
12.2%
15.3%
16.2%
17.9%
20.3%
22.0%
25.6%
28.7%
27.1%
28.9%
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

CHOICE HOTELS INTERNATIONAL

Investor Presentation
Strong, growing loyalty program
Choice Privileges revenue as percent
of domestic gross room revenues*
Source: Management Data, December 31, 2012, Company’s public filings * 2001-2008 Data Excludes Econo Lodge and Rodeway Inn brands
Comprehensive loyalty rewards program
16.5 million members worldwide –
contribute over ¼ of domestic
gross room revenues
2.4 million new members added in 2012
Delivers incremental business to all Choice
brand hotels
Important selling point for franchise sales
Loyalty program

Travel agent (GDS) 4%
Voice (call centers) 6%
Internet 24%
Direct Reservation 66%

$1,342
$1,596
$1,638
$1,410
$1,501
$1,660
$1,876
2006
2007
2008
2009
2010
2011
2012

CHOICE HOTELS INTERNATIONAL

Investor Presentation Investor Presentation
Effective marketing and central reservation system
Consists of the telephone reservation system,
proprietary internet site, mobile phone applications,
global distribution systems and other internet
reservation sites
Central Reservation System (“CRS”) provides a data
link to the Company’s franchised properties and to
airline reservation systems
Offers rooms for sale on the Company’s own internet
site, as well as other travel companies
Expertise and innovation in on-line, targeted interactive
marketing to influence guest hotel stay decisions
Powerful advertising campaigns
Focus on driving guests to Choice central channels
Facilitate “one-stop” shopping
Reservation agents can match each caller with a
Choice-branded hotel
$300-plus million in annual marketing and reservation
spending
Description Size, scale and distribution
Domestic franchise system
gross room revenue source
Domestic Choice CRS
net room revenue
Source: Company’s public filings as of December 31, 2012, Management data

Domestic pipeline
800
700
600
500
400
300
200
100
0
258
602
276
728
264
723
194
533
136
380
131
277
154
240
Conv.
New Const.
2006
2007
2008
2009
2010
2011
2012
Comfort Inn
Comfort Suites
Sleep
Quality
Clarion
Econo Lodge
Rodeway
MainStay
Suburban
Ascend Collection
Cambria Suites

international pipeline
80
70
60
50
40
30
20
10
0
31
39
33
56
47
74
58
58
54
51
42
40
43
45
Conv.
New Const.
2006
2007
2008
2009
2010
2011
2012
Comfort Inn
Comfort Suites
Sleep
Quality
Clarion
Econo Lodge
Rodeway
MainStay
Suburban
Ascend Collection
Cambria Suites

CHOICE HOTELS INTERNATIONAL

Investor Presentation Investor Presentation
Strong pipeline expected to continue to grow as the
global economy improves
Historical international pipeline
Source: Company’s public filings, Management data as of December 31, 2012
Historical domestic pipeline

100%
80%
60%
40%
20%
0%
(% of total properties)
CHH 100%
WYN 99% 0%
IHG 85% 14%
MAR 67% 32% 1%
HOT 46% 48% 6%
H 31% 48% 22%
ACC 38% 22% 40%
Franchised
Managed
Owned / Leased

1998 15.2%
1999 16.1%
2000 14.7%
2001 19.5%
2002 27.6%
2003 36.7%
2004 49.7%
2005 62.9%
2006 78.5%
2007 68.8%
2008 59.5%
2009 48.1%
2010 48.0%
2011 47.2%
2012 46.1%

CHOICE HOTELS INTERNATIONAL

Investor Presentation Investor Presentation
Asset light franchising model with strong returns on
investment
Capital light model generates strong after-tax returns on invested capital
Virtually 100% of the properties are franchised*
* The Company owns a limited number of hotels that it holds for strategic purposes. Source: Company’s public filings, Management data as of December 31, 2012

98% 98%
77% 88%
43% 52%
87% 86%
72% 76%
NA 93%
NA 53%
14% 22%
NA 10%
NA 19%
22% 47%
2001
2012
Comfort INN
Comfort SUITES
SLEEP INN
QUALITY
Clarion
EconoLodge
RODEWAY INN
MainStay Suites
Suburban
CAMBRIA SUITES
CHOICE HOTELS INTERNATIONAL

CHOICE HOTELS INTERNATIONAL

Investor Presentation
Strong and growing brand awareness
Source: Percentage of survey respondents. Millward Brown, December 2012.
* Econo Lodge, Rodeway Inn and Suburban Extended Stay measured among economy hotel users.

18 Investor Presentation Financial overview

Quarterly CAGR: 1.8%
$603.9
$619.4
$627.9
$638.8
$652.7
$661.0
$679.1
$691.5
$699.2
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013

Quarterly CAGR: 1.9%
$172.3
$173.9
$181.5
$184.3
$189.6
$195.9
$198.7
$203.7
$203.2
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013

CHOICE HOTELS INTERNATIONAL

Investor Presentation Investor Presentation
Choice’s franchise business model provides stable, growing cash flows, driven primarily through unit expansion, RevPAR growth and effective royalty rate growth
Recent performance
LTM Revenue LTM Adjusted EBITDA
Choice has experienced consistent revenue growth
over the past eight quarters
Revenues have increased by 14% since Q1 2011
EBITDA margins have increased by 210 bps since
Q1 2011
Domestic and international unit growth and
improvement in operating performance continues
to drive profitability
($ in millions)
Source: Company’s public filings

42
41
40
39
38
37
36
35
34
33
32
RevPAR
$40.98
$35.18
$36.18
$38.44
$40.84
$41.19
55.3%
49.4%
51.3%
53.5%
55.5%
55.8%
58.0%
56.0%
54.0%
52.0%
50.0%
48.0%
46.0%
Occupany %
2008
2009
2010
2011
2012
LTM Q1 2013
RevPAR (domestic)
Occupancy (domestic)

505,000
500,000
495,000
490,000
485,000
480,000
475,000
470,000
465,000
460,000
455,000
Total rooms
472,526
487,410
495,145
497,205
499,253
500,376
2008
2009
2010
2011
2012
LTM Q1 2013
Total rooms (global)

CHOICE HOTELS INTERNATIONAL

20 Investor Presentation Investor Presentation Historical operating metrics RevPAR & occupancy Total worldwide rooms Source: Company’s public filings

$320
$310
$300
$290
$280
$270
$260
$250
$240
$230
Total revenue
$305
$259
$267
$290
$307
$309
2008
2009
2010
2011
2012
LTM Q1 2013
Total revenues*

$250
$200
$150
$100
$50
$-
Total revenue
$200
$164
$171
$184
$204
$203
2008
2009
2010
2011
2012
LTM Q1 2013

CHOICE HOTELS INTERNATIONAL

21 Investor Presentation Investor Presentation Historical financial overview Revenue* Adjusted EBITDA *Excludes marketing and reservation revenues Source: Company’s public filings ($ in millions)

22 Investor Presentation Questions and answers

Investor Presentation
DISCLAIMER
Adjusted earnings before interest, taxes depreciation and amortization (EBITDA), return on average invested capital (ROIC) and free cash flows are non-GAAP financial measurements. These financial measurements are presented as supplemental disclosures because they are used by management in reviewing and analyzing the company’s performance. This information should not be considered as an alternative to any measure of performance as promulgated under accounting principles generally accepted in the United States (GAAP), such as operating income, net income, diluted earnings per share, total revenues or net cash provided by operating activities. The calculation of these non-GAAP measures may be different from the calculation by other companies and therefore comparability may be limited. The company has included the following appendix which reconcile these measures to the comparable GAAP measurement.

Investor Presentation
FRANCHISING REVENUES
Source: Choice Internal Data, December 2012
($ amounts in thousands)
Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
2012 2011 2010 2009 2008 2007 2006 2005
Total Revenues 691,509 $      638,793 $      596,076 $      564,178 $     641,680 $     615,494 $     539,903 $     472,098 $
Adjustments:
Marketing and Reservation  (384,784) (349,036) (329,246) (305,379) (336,477) (316,827) (273,267) (237,822)
Product Sales - - - - - - - -
Hotel Operations (4,573) (4,356) (4,031) (4,140) (4,936) (4,692) (4,505) (4,293)
Franchising Revenues 302,152 $      285,401 $      262,799 $      254,659 $     300,267 $     293,975 $     262,131 $     229,983 $

Investor Presentation
FRANCHISING REVENUES (Continued)
Source: Choice Internal Data, December 2012
($ amounts in thousands)
Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31,
2004 2003 2002 2001 2000 1999 1998
Total Revenues 428,208 $      385,866 $      365,562 $      341,428 $      352,841 $          324,203 $          165,474 $
Adjustments:
     Marketing and Reservation  (220,732)       (195,219)       (190,145)       (168,170)       (185,367)            (162,603)            -
     Product Sales -               -               -               -               -                    (3,871)               (20,748)
     Hotel Operations (3,729)           (3,565)           (3,331)           (3,215)           (1,249)               -                     (1,098)
Franchising Revenues 203,747 $      187,082 $      172,086 $      170,043 $      166,225 $          157,729 $          143,628 $

Investor Presentation
RETURN ON INVESTED CAPITAL
(a) Operating income and tax rate for the year ended December 31, 2001 have been adjusted to exclude the effect of a $22.7 million impairment charge related to the write-off of the company’s investment in Friendly Hotels.
Source: Choice Internal Data, December 2012
Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31,
($ in thousands) 2012 2011 2010 2009 2008 2007 2006
Operating Income (a) $193.1 $171.9 $160.8 $148.1 $174.6 $185.2 $166.6
Tax Rate(a) 28.7% 30.1% 32.1% 34.8% 36.3% 36.0% 27.4%
After-Tax Operating Income 137.7 120.2 109.2 96.6 111.2 118.5 121.0
+ Depreciation & Amortization 8.2 8.0 8.3 8.3 8.2 8.6 9.7
- Maintenance CAPEX 8.2 8.0 8.3 8.3 8.2 8.6 9.7
Net Op. Profit After-tax (NOPAT) $137.7 $120.2 $109.2 $96.6 $111.2 $118.5 $121.0
Total Assets $510.8 $447.7 $411.7 $340.0 $328.2 $328.4 $303.3
- Current Liabilities 176.1 184.6 165.3 131.8 135.1 147.5 139.8
Invested Capital $334.7 $263.1 $246.4 $208.2 $193.1 $180.9 $163.5
Return on Average Invested Capital 46.1% 47.2% 48.0% 48.1% 59.5% 68.8% 78.5%

Investor Presentation
RETURN ON INVESTED CAPITAL (Continued)
(a) Operating income and tax rate for the year ended December 31, 2001 have been adjusted to exclude the effect of a $22.7 million impairment charge related to the write-off of the company’s investment in Friendly Hotels.
Source: Choice Internal Data, December 2012
Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
($ in thousands) 2005 2004 2003 2002 2001 2000 1999 1998
Operating Income (a) $143.8 $125.0 $113.9 $104.7 $96.3 $92.4 $94.2 $85.2
Tax Rate(a) 33.0% 35.1% 36.1% 36.5% 35.0% 39.0% 39.5% 41.7%
After-Tax Operating Income 96.3 81.1 72.8 66.5 62.6 56.4 57.0 49.7
+ Depreciation & Amortization 9.1 9.9 11.2 11.3 12.5 11.6 7.7 6.7
- Maintenance CAPEX 9.1 9.9 11.2 11.3 12.5 11.6 7.7 6.7
Net Op. Profit After-tax (NOPAT) $96.3 $81.1 $72.8 $66.5 $62.6 $56.4 $57.0 $49.7
Total Assets $265.3 $263.4 $267.3 $316.8 $321.2 $484.1 $464.7 $398.2
- Current Liabilities 120.3 102.1 102.2 84.3 71.2 93.8 88.7 64.7
Invested Capital $145.0 $161.3 $165.1 $232.5 $250.0 $390.3 $375.9 $333.6
Return on Average Invested Capital 62.9% 49.7% 36.7% 27.6% 19.5% 14.7% 16.1% 15.2%

Investor Presentation
FREE CASH FLOWS
Source: Choice Internal Data, March 31, 2013
Year to Date Ended Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
March 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
($ in thousands) 2013 2012 2011 2010 2009 2008 2007 2006 2005
Net Cash Provided by Operating Activities 1,874 $          161,020 $       134,844 $       144,935 $       112,216 $       104,399 $       145,666 $       153,680 $       133,588 $
Net Cash Provided (Used) by Investing Activities (13,816) (57,999) (23,804) (32,155) (3,349) (20,265) (21,284) (17,244) (24,531)
Free Cash Flows (11,942) $        103,021 $       111,040 $       112,780 $       108,867 $       84,134 $         124,382 $       136,436 $       109,057 $

Investor Presentation
FREE CASH FLOWS (Continued)
Source: Choice Internal Data, March 31, 2013
Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31,
($ in thousands) 2004 2003 2002 2001 2000 1999 1998
Net Cash Provided by Operating Activities 108,908 $        115,304 $        99,018 $          101,712 $        53,879 $          65,040 $          38,952 $
Net Cash Provided (Used) by Investing Activities (14,544)           27,784            (14,683)           87,738            (16,617)           (36,031)           (9,056)
Free Cash Flows 94,364 $          143,088 $        84,335 $          189,450 $        37,262 $          29,009 $          29,896 $

Investor Presentation
Source: Choice Internal Data, March 31, 2013
ADJUSTED EBITDA
LTM Year Ended Year Ended Year Ended Year Ended Year Ended
($ in thousands) March 31, December 31, December 31, December 31, December 31, December 31,
2013 2012 2011 2010 2009 2008
Operating Income 192,543 $        193,142 $        171,863 $        160,762 $        148,073 $        174,596 $
Adjustments
Acceleration of Management Succession Plan - - - - - 6,605
Loss on Sublease of Office Space - - - - 1,503 -
Executive Termination Benefits 491 491 4,444 1,730 4,604 3,537
Curtailment and Settlement of SERP 1,818 1,818 - - 1,209 -
Loan Reserves Related to Impaired Notes Receivable - - - - - 7,555
Product Sales - - - - - -
Impairment of Friendly investment - - - - - -
Depreciation and Amortization 8,384 8,226 8,024 8,342 8,336 8,184
Adjusted EBITDA 203,236 $        203,677 $        184,331 $        170,834 $        163,725 $        200,477 $